Exhibit 99.1
UBS Natural Gas, Electric Power and Coal Conference March 3, 2010 A Powerful Tomorrow Starts Today

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations. These forward-looking statements are often identified by words such as "estimate," "predict," "may," "believe," "plan," "expect," "require," "intend," "assume" and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include: regulatory and judicial decisions, developments and proceedings; our ability to achieve timely and adequate rate recovery of our costs; our ability to reduce capital expenditures and other costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures; power plant performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; new legislation or regulation relating to greenhouse gas emissions, renewable energy mandates and energy efficiency standards; our ability to meet renewable energy requirements and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current credit, financial and real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; restrictions on dividends or other burdensome provisions in our credit agreements and ACC orders; our ability, or the ability of our subsidiaries, to meet debt service obligations; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; transmission and distribution system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the ability of our counterparties and power plant participants to meet contractual or other obligations; technological developments in the electric industry; and economic and other conditions affecting the real estate market in SunCor's market areas. These and other factors are discussed in Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which you should review carefully before placing any reliance on our financial statements or disclosures. Neither Pinnacle West nor APS assumes any obligation to update any forward-looking statements, even if our internal estimates change, except as may be required by applicable law.

In this presentation, we refer to "on-going earnings," which is a "non-GAAP financial measure," as defined in accordance with SEC rules. We view on-going earnings as an important performance measure of the core profitability of our operations. We believe on-going earnings provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Investors should note that this non-GAAP financial measure may involve judgments by management, including whether an item is classified as an unusual item. This measure is a key component of our internal financial reporting and is used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses. Non-GAAP Financial Measures

PNW: Our Value Proposition Delivering Superior Shareholder Returns We Are A Green Company Abundant solar conditions in Arizona Other renewables Nuclear expansion option Transmission expansion Energy efficiency Compelling Capital Investment Opportunities Green resources - solar, other renewables, nuclear Transmission expansion Distribution system growth Strengthening Financial and Risk Profiles $2.10 per share annual dividend Investment-grade credit ratings and adequate liquidity Risk reduction Convert growth into superior ROE Opportunities for multiple expansion Capitalizing on Attractive Fundamentals Vertically integrated electric utility High growth service territory Diversified energy mix Operational excellence Strong energetic leadership Improving Regulatory Environment Constructive retail regulatory settlement Progress on many issues last five years Building collaborative relationships

Who We Are NYSE Ticker: PNW Market Cap: $4 Billion Enterprise Value: $7 Billion Competitive Energy Services Provider $74 Million Venture Investments $19 Million Real Estate Developer $147 Million Vertically Integrated Electric Utility $11.5 Billion Assets December 31, 2009 $12 Billion At our core, we are an electric utility.

'88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 APS Customer Growth 0.032 0.025 0.021 0.021 0.025 0.028 0.036 0.039 0.041 0.042 0.04 0.042 0.041 0.037 0.031 0.033 0.037 0.043 0.044 0.033 0.014 0.006 Arizona Population Growth 0.023 0.022 0.018 0.03 0.032 0.032 0.035 0.033 0.037 0.038 0.037 0.039 0.034 0.026 0.027 0.025 0.03 0.036 0.036 0.028 0.023 0.015 U.S. Population Growth 0.009 0.009 0.011 0.013 0.014 0.013 0.012 0.012 0.012 0.012 0.012 0.012 0.011 0.01 0.01 0.009 0.009 0.009 0.01 0.01 0.009 0.009 Annual Growth 1990 2009 2025 0.6 1.1 1.7 Millions 1.1 1.7 55% Arizona has ranked in the top five for population growth over the last 20 years. In spite of economic slowdown, APS expects 55% customer growth by 2025. APS Customer Growth Positive Long-Term Demographics Superior Historical Growth

APS Continually Ranks in Top Quartile in Business Customer Satisfaction Our employees take pride in providing top-tier customer service. Company Rating Progress Energy Carolinas 704 643 Alabama Power 688 643 South Carolina Electric & Gas 688 643 Salt River Project 686 643 Duke Energy - Carolinas 684 643 Pacific Power 684 643 Portland General Electric 678 643 Kansas City Power & Light 673 643 Southern California Edison 673 643 APS 669 643 Georgia Power 669 643 PPL Electric Utilities 667 643 Xcel Energy-Midwest 666 643 Alliant Energy 663 643 San Diego Gas & Electric 663 643 We Energies (formerly Wisconsin Energy Corp) 662 643 L.A. Dept. of Water and Power 659 643 AEP - Ohio 648 643 Entergy - Louisiana 647 643 Florida Power & Light 647 643 Puget Sound Energy 647 643 Xcel Energy-West 646 643 Public Service Electric and Gas 645 643 Pacific Gas and Electric 644 643 NSTAR Electric 638 643 Appalachian Power 636 643 Dominion Virginia Power 636 643 NV Energy 636 643 AmerenUE 635 643 Duke Energy - Midwest 633 643 Detroit Edison 632 643 Rocky Mountain Power 630 643 Jersey Central Power & Light 622 643 Progress Energy Florida 622 643 Entergy - Arkansas 619 643 Ohio Edison 616 643 PECO - Exelon 614 643 Allegheny Power 611 643 Con Edison of New York 611 643 Consumers Energy 610 643 Connecticut Light and Power 609 643 ComEd -Exelon 607 643 National Grid USA 605 643 Baltimore Gas & Electric 603 643 New York State Electric & Gas 603 643 Long Island Power Authority 601 Ameren Illinois Utilities 595 APS 2010 J.D. Power Business Customer Survey Industry Average Rating Outstanding Business Customer Satisfaction Rating Outage Minutes/Year SAIDI '05 '06 '07 '08 '09 APS 99 91 94 87 76 Industry Top Quartile 90 90 90 91 Lowering Average Annual Outage Time Per Customer APS Industry Top Quartile

Palo Verde: Energy Cornerstone of the Southwest '03 '04 '05 '06 '07 '08 '09 APS Capacity Factors 0.874 0.837 0.774 0.707 0.79 0.844 0.889 Industry Average 0.852 0.885 0.873 0.885 0.908 0.882 APS Industry Capacity Factors One of the top nuclear industry performers for more than a decade, Palo Verde is back on track toward top performance. 88% 89% '03 '04 '05 '06 '07 '08 '09 Accomplishments & Goals NRC returned plant to routine inspection and oversight March 2009 20-year license extension requested December 2008 Goals by 2013 Consistent site capacity factor greater than 88% 90% Refueling outages 30 days or less EUCG operating costs less than $0.02/kWh Top-quartile safety X

Superior Fossil Generation Performance '03 '04 '05 '06 '07 '08 '09 APS Capacity Factors 0.75800000013148 0.842 0.871 0.869 0.875 0.861 0.819 Industry Average 0.685 0.706 0.719 0.736 0.748 0.731 APS Industry Our coal plants are consistently strong performers. Capacity Factors Solid 2009 capacity factors Four Corners: 88% Cholla: 77% Performance Drivers: Conservative operating practices Highly experienced plant management Aggressive equipment management 73% 82% '03 '04 '05 '06 '07 '08 '09

A Balanced and Strategic Resource Plan We have competitive advantages to capitalize on renewable and nuclear resources to provide a diversified energy mix. Provides flexibility to incorporate renewables Maintains gas consumption near 2009 levels Excellent and reliable base load resource Less exposure to carbon and climate pressures relative to industry peers Experienced operator of largest nuclear plant in U.S. New capacity options being explored Abundant solar resources in Arizona High customer interest and incentives Approved recovery mechanisms 2009 2025 Coal 0.37 0.26 Nuclear 0.28 0.36 Natural Gas 0.32 0.15 Renewables & EE 0.03 0.23 Renewables & Energy Efficiency Renewables & EE Energy Mix (MWh)

Germany We intend to make Arizona the "Solar Capital of the World." Japan Solar Insolation Comparison (kWh/year) Japan's solar insolation comparable to Florida Arizona Germany - among countries with highest installed capacities despite Seattle-like weather conditions Arizona's World-Class Solar Potential

APS Major Renewables Projects Retail regulatory settlement provisions 1.7 million MWh additional generation in service by end of 2015 Photovoltaic solar projects Arizona wind projects Rate recovery through Renewable Energy Surcharge adjustor, Power Supply Adjustor or Transmission Cost Adjustor until reflected in base rates AZ Sun Program (proposed) $500 million capital investment Estimated 100 MW photovoltaic solar plants to be owned by APS To be placed into service in 2011 through 2014 Rate recovery through Renewable Energy Surcharge adjustor Two requests for proposals issued January 2010 Photovoltaic solar - projects to be 15-50 MW each Arizona wind projects - projects to be 15-100 MW each Proposals due April 2010 APS' commitment to renewables remains strong.

Multi-Pronged Approach to ROE Improvement We are actively working to improve our return on equity. Electricity Rate Increases Regulatory Framework Improvements Cost Savings Initiatives Efficiency and Effectiveness Throughout Organization Goal ROE Improvement

Progressive 2009 Regulatory Settlement The regulatory settlement has a number of benefits from investors' perspective. Increased retail base rates effective January 1, 2010 Strengthens APS' earned ROE and financial condition and supports common dividend Provides greater level of cost recovery and return on investment Demonstrates cooperation among APS, ACC Staff, RUCO and other intervenors Allows opportunity to help shape Arizona's energy future outside continual rate cases

Progressive 2009 Regulatory Settlement Settlement agreement terms Base rate increase $ 207 $ 207 $ 207 Line extensions treated as revenue 23 25 49 Pension and OPEB deferrals 13 29 Palo Verde depreciation reduction 34 Subtotals 230 245 319 Less interim base rate surcharge that ended upon general rate case implementation (65) (65) (65) Total $ 165 $ 180 $ 254 Estimated Pretax Earnings Benefits ($ Millions) 2010 2011 2012 Settlement provisions include earnings support until next rate case.

Progressive 2009 Regulatory Settlement Settling parties intend to process future cases within 12 months of sufficiency findings APS may file general base rate cases on or after June 1, 2011 and June 1, 2013 Base rate changes from next two rate cases may become effective on or after July 1, 2012 and July 1, 2014 An expedited process has been agreed upon for future rate cases to reduce processing regulatory lag.

Opportunities to Continue Improving Regulatory Dialogue Regulatory framework and processes State economic vitality Federal and state energy policy Long-term resource plan Environmental stewardship Creating a Sustainable Energy Future for Arizona APS ACC Other Stakeholders Customers Communities Governor & Legislature

'07 '08 '09 '10 '11 '12 Generation 353 310 241 408 425 545 Transmission 138 163 193 158 169 206 Distribution 372 340 246 304 344 368 Other 37 43 52 84 71 48 Reductions/Deferrals 0 0 205 320 57 0 $ Millions Generation Transmission Distribution Other Projected APS Capital Expenditures '07 5.9 '08 6.3 '09 6.5 '10 6.8 '11 7.2 '12 7.9 6% Compound Annual Growth Rate APS Rate Base We have reduced capex based on current slowed growth - yet still expect strong rate base growth. $ Billions APS CapEx Drives Strong Rate Base Growth Projected

Adequate Liquidity and Financing Access Capacity Borrower ($ Millions) Matures APS $ 489 Sep. '11 APS 500 Feb. '13 PNW 200 Feb. '13 $1,189 Solid bank group No MAC clauses or "clean down" provisions Credit Facilities Cash ST Debt Available Liquidity $1,179 Liquidity FFO CapEx Dividend Cushion $848 Dec. 31, 2009* Available Liquidity Est. 2010 Cash Sources & Uses $ Millions Credit Facilities* * Pro forma for February 2010 APS $500 million and PNW $200 million revolver

Consolidated EPS Summary Year 2009 vs. Year 2008 Per Share EPS 2009 2008 Reported 0.67 2.4 Reported Per Share On-Going EPS 2009 2008 On-Going 2.33 2.36 * See non-GAAP reconciliation in the Appendix.

2010 $2.95 - $3.10 per share 2011 Estimated to be within guidance range provided for 2010, with some opportunity for modestly exceeding the range Consolidated On-Going EPS Guidance 2010 - 2011

Cost Savings To Support Future Results Engaged, motivated workforce Effective, efficient execution Optimize assets and resources Better leverage technology Our cost management efforts will help improve financial results beyond those achievable through proposed regulatory decisions. Enterprise-wide emphasis Cost Savings

Top-Tier Dividend Yield PNW Electric Utility Average S&P 500 Index 12/31/2009 0.0574 0.0454 0.021087 11/30/2009 0.0598 0.0481 0.022456 10/31/2009 0.067 0.0505 0.023876 9/30/2009 0.064 0.0491 0.023929 8/31/2009 0.0638 0.0496 0.0259 7/31/2009 0.0657 0.0502 0.0271 6/30/2009 0.0697 0.0529 0.0311 5/31/2009 0.0759 0.0565 0.0335 4/30/2009 0.0765 0.0569 0.0356 3/31/2009 0.0791 0.0575 0.0391 2/28/2009 0.08 0.059 0.044 1/31/2009 0.0627 0.0507 0.0389 12/31/2008 0.0654 0.0497 0.0359 11/30/2008 0.0691 0.0487 0.0377 10/31/2008 0.0664 0.0495 0.0364 9/30/2008 0.061 0.0439 0.03 8/31/2008 0.0597 0.0409 0.0275 7/31/2008 0.0626 0.042 6/30/2008 0.0682 0.0414 Dec. 31, 2008 Mar. 31, 2009 5.7% 4.5% Pinnacle West's annual dividend is $2.10 per share. Jun. 30, 2009 Sep. 30, 2009 Dec. 31, 2009 2.1%

PNW: Our Value Proposition Delivering Superior Shareholder Returns We Are A Green Company Compelling Capital Investment Opportunities Strengthening Financial and Risk Profiles Capitalizing on Attractive Fundamentals Improving Regulatory Environment

Appendix

A Leadership Team of Industry Veterans Our top executives have more than 160 combined years of creating shareholder value in the energy industry. Jim Hatfield SVP & CFO Don Robinson APS President & COO Randy Edington EVP & Chief Nuclear Officer Don Brandt Chairman & CEO Steve Wheeler EVP Customer Service & Regulation Mark Schiavoni SVP Fossil Generation Dave Falck EVP, General Counsel & Secretary

Service Territory 1.1 million customer accounts 34,646 square miles Customer Growth 0.6% in 2009 1% average annual growth expected through 2011 3-4% historical average - well above industry average Resources 6,288 MW owned/leased capacity 1,958 MW contracted conventional resources in operation 498 MW contracted renewables in operation or under development 2009 Peak Demand - 7,218 MW Arizona's Largest and Longest-Serving Electric Utility Serving Arizona customers since 1887 - 15 years before statehood.

APS earnings to comprise nearly all of on-going consolidated earnings Normal weather patterns for year Implementation of APS' retail regulatory settlement effective January 1, 2010 Retail customer growth of about 1% Weather-normalized retail electricity sales volumes comparable with prior year, in part due to Company energy efficiency initiatives Total electricity gross margin (operating revenues, net of fuel and purchased power expenses, excluding Renewable Energy Surcharge and similar rate adjustors*) of $2.04 billion to $2.09 billion Operating expenses (operations and maintenance, excluding costs for Renewable Energy Standard and similar regulatory programs*; depreciation and amortization; and taxes other than income taxes) of $1.30 billion to $1.33 billion Interest expense, net of capitalized interest and allowance for equity funds used for construction, of $210 million to $220 million An effective tax rate of about 38% Consolidated On-Going EPS Guidance 2010 Key Factors and Assumptions * Revenues and operating costs related to Renewable Energy Standard and similar regulatory programs estimated to be $137 million.

Non-GAAP EPS Reconciliation Year 2009 vs. Year 2008 EPS per diluted share as reported $ 0.67 $ 2.40 $ (1.73) Adjustments: Real estate segment 1.66 0.26 1.40 Income tax credits related to prior years - (0.30) 0.30 Severance costs - 0.08 (0.08) Plant sale tax resolution - (0.08) 0.08 On-going earnings per share $ 2.33 $ 2.36 $ (0.03) 2009 Change 2008

Ratings Pinnacle West APS Senior Unsecured Debt Moody's Baa3 Baa2 S&P BB+ BBB- Fitch - BBB Outlook Moody's Stable Stable S&P Stable Stable Fitch Negative Stable Commercial Paper Moody's P3 P2 S&P A3 A3 Fitch F3 F3 Investment-Grade Credit Ratings

2009 Retail Customer, Sales And Revenue Mixes Customers Retail Sales Operating Revenues Residential 0.888 0.469 0.505 Commercial 0.108 0.448 0.428 Industrial 0.003 0.078 0.06 Irrigation and Other 0.001 0.005 0.007 Residential Commercial Industrial Other Customers Year-End 1.1 Million Retail Sales 28,173 GWh Operating Revenues $3.0 Billion Customers Retail Sales Operating Revenues Residential 0.888 0.469 0.505 Commercial 0.108 0.448 0.428 Industrial 0.003 0.078 0.06 Irrigation and Other 0.001 0.005 0.007 Customers Retail Sales Operating Revenues Residential 0.888 0.469 0.505 Commercial 0.108 0.448 0.428 Industrial 0.003 0.078 0.06 Irrigation and Other 0.001 0.005 0.007 8% 45% 47% 50% 6% 43% 11% 89%

2009 APS Generation and Energy Fuel Mixes Energy Fuel Mix Generation Fuel Mix Generation Capacity Mix Nuclear 0.259 0.326 0.182 Coal 0.363 0.457 0.278 Gas and Oil 0.172 0.217 0.539 Other 0 0 0.001 Purchased Power 0.206 0 0 Nuclear Coal Gas & Oil Purchased Power Energy Fuel Mix 34,514 GWh Generation Fuel Mix 27,374 GWh Generation Capacity Mix 6,288 MW Energy Fuel Mix Generation Fuel Mix Generation Capacity Mix Nuclear 0.259 0.326 0.182 Coal 0.363 0.457 0.278 Gas and Oil 0.172 0.217 0.539 Other 0 0 0.001 Purchased Power 0.206 0 0 Energy Fuel Mix Generation Fuel Mix Generation Capacity Mix Nuclear 0.259 0.326 0.182 Coal 0.363 0.457 0.278 Gas and Oil 0.172 0.217 0.539 Other 0 0 0.001 Purchased Power 0.206 0 0

Kristin Mayes Chairman (Rep) Gary Pierce (Rep) Terms Through January 2011 Elected November 2008, Terms Through January 2013 Sandra Kennedy (Dem) Paul Newman (Dem) Bob Stump (Rep) Arizona Corporation Commissioners

Rates effective January 1, 2010 Annualized base rate revenue increases ($ millions): Non-fuel $ 196 Net fuel-related 11 Net increase $ 207 Allowed ROE (%) 11 Equity ratio (%) 54 Rate base ($ billions) $5.6 Base fuel rate (¢ per kWh) 3.76 Effective date 1/1/2010 Line Extension Fees - 2010-2012 payments received to be recorded as revenues instead of contributions in aid of construction (CIAC) (pretax estimates): 2010 $23 million 2011 $25 million 2012 $49 million The retail revenue increases total $230 million in 2010 and will improve APS' financial condition. Progressive 2009 Regulatory Settlement

Progressive 2009 Regulatory Settlement Key non-revenue financial provisions: $30 million annual cost reduction in 2010 to be sustained through 2014 Pension and OPEB cost increases to be deferred in 2011 and 2012 Annual nuclear plant depreciation to decrease $34 million pretax, assuming plant license extension approved $700 million equity to be infused into APS through 2014 Other key provisions: Provides rate stability for APS customers Significantly increases energy efficiency programs Expands renewable energy requirements and programs Other key provisions add financial value for APS and benefits for other stakeholders.

Key ACC Regulatory Proceedings

Case	Description	Docket Number
2008-2009 General Retail Rate Case	Settlement approved effective January 1, 2010	E-01345A-08-0172
2008 Interim Rate Approval	APS received $65.2 million interim base rate surcharge effective January 1, 2009 until new baser rates became effective January 1, 2010.	E-01345A-08-0172
Demand Side Management Programs 2008-2010	APS was authorized to recover $25.5 million per year.	E-01345A-03-0437 E-01345A-05-0526
Resource Plan	APS has filed for approval of its resource plan. Suggested financial recovery mechanisms included in report.	E-01345A-09-0037
Energy Efficiency Rate Incentives for Electric and Gas Utilities'	ACC Staff has begun workshop process to explore encouragement of energy efficiency through use of regulatory and rate incentives, including decoupling and performance-based utility incentives.	E-00000J-08-0314 G-00000C-08-0314
Demand Response Program	As ordered in 2007 rate decision, APS has requested approval of Commercial & Industrial Load Management Program. Annual budget for this program ramps up to $8.5 million by 2013.	E-01345A-08-0569
Concentrating Solar Power Contract (Solana)	In September 2008, ACC approved APS participation in Solana project.	E-01345A-08-0106
Concentrating Solar Power Contract (Starwood Solar I)	In May 2009, APS filed application for approval of purchased power agreement.	E-01345A-09-0261
Transmission Cost Adjustor	In July 2009, ACC approved TCA increase to reflect changes in FERC transmission rates. APS collected $31.5 million through TCA mechanism in 2008.	E-01345A-08-0265
2010 RES Implementation Plan	APS was authorized to recover $86.7 million in 2010.	E-01345A-09-0338

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Significant Regulatory Progress Since 2005

We have made progress toward a supportive regulatory structure and improvement in the timing of cost recovery.

Mechanism	Adopted / Last Adj.	Description
Power Supply Adjustor ("PSA")	April 2005 / February 2009	▪ Recovers 90% of variance between actual fuel and purchased power costs and base fuel rate ▪ Includes forward-looking, historical and transition components
Transmission Cost Adjustor ("TCA")	April 2005 / July 2009	▪ Recovers FERC-approved transmission costs related to retail customers ▪ Resets annually as a result of the FERC Formula Rate process (see below)
Renewable Energy Surcharge ("RES")	May 2008 / January 2009	▪ Recovers costs related to renewable initiatives ▪ Collects projected dollars to meet RES targets ▪ Provides incentives to customers to install distributed renewable energy
Demand-Side Management Adjustor ("DSM")	April 2005 / April 2009	▪ Recovers retroactively costs related to conservation and DSM programs above $10 million in base rates ▪ Provides 10% performance incentive to APS for net benefits achieved ▪ Provides rebates and incentives to participating customers
Environmental Improvement Surcharge ("EIS")	July 2007 / July 2007	▪ Recovers retroactive costs related to environmental upgrades not fully covered under base rates ▪ Allows for cost recovery of ACC-approved projects
Retail Line Extension Fees	July 2007 / February 2008	▪ "Pay as you go" mechanism collects dollars spent for new construction at beginning of project ▪ Better protects existing customers by allocating cost of expansion to developers
FERC Formula Rates	2008 / June 2009	▪ Recovers transmission costs based on historical costs per FERC Form 1 and certain projected data ▪ Resets annually

36

Constructive Transmission Rate Regulation 1st Increase 1st Increase 2nd Increase 2nd Increase 3rd Increase 3rd Increase Annual Revenue Effective Date Annual Revenue Effective Date Annual Revenue Effective Date Retail Portion (TCA) $27M 3/1/2008 $13M 7/3/2008 $21M 8/1/2009 Wholesale Portion $ 1M 3/1/2008 $ 2M 6/1/2008 $ 2M 6/1/2009 Total Increase $28M $15M $23M Allowed ROE 10.75% 10.75% 10.75% Equity Ratio 53% 53% 55% Rate Base $0.8B $1.0B $1.1B Test Year 2006 2007 2008 FERC Formula Rates adopted in 2008 Based on FERC Form 1 and certain projections Retail portion flows through ACC Transmission Cost Adjustor (TCA) Adjusted annually with 10.75% allowed ROE Transmission revenue increases We have achieved constructive transmission rate treatment.

Our Regulatory Mix Transmission 1.1 Generation Distribution 5.6 Transmission 16% Generation & Distribution 84% ACC FERC Effective Date 1/1/2010 6/1/2009 Test Year Ending 12/31/2007 12/31/2008 Rate Base $5.6 B $1.1 B Equity Layer 54% 55% Allowed ROE 11.00% 10.75% The bulk of APS' revenues come from our regulated retail rate base; we also have a meaningful transmission business. $6.7 Billion Total Approved Rate Base Most Recent Rate Decisions

APS Revenues by Recovery Mechanisms We have received supportive regulatory decisions providing more timely recovery. Test Year Historical Forecasted PSA TCA RES DSM* Base Rates Other** 2004 2005 2006 2007 2008 2009 Base Rate Revenues 1957 2114 2239 2536 2662 2663 RES 7 7 8 9 25 72.5 TCA 0 0 0 0 31 51.3 PSA 0 0 265 231 183 135.1 DSM 14.6 Other 233 150 146 161 232 198 $ Millions Regulated Electricity Revenue by Recovery Mechanism * Includes revenues from wholesale electricity and transmission sales, electricity and other commodity sales, EIS and other miscellaneous services. ** 2009 includes actuals through November 2009 and one month of forecast data.

APS retail regulatory settlement provisions 1.7 million MWh additional generation or savings to be in service by end of 2015 New resources to be in addition to resources and commitments as of year-end 2008 Estimate APS will supply 10% of retail sales with renewable energy by year-end 2015 Double ACC requirements Arizona Renewable Energy Standard (RES) Minimum renewable energy requirements 5% of energy for retail sales by 2015 15% of energy for retail sales by 2025 Required distributed energy component 30% of total requirement by 2012 Renewable Resource Obligations APS is committed to renewable energy well in excess of the State's requirements.

Solana: A "Sunny Place" 280-MW concentrating solar trough 30-year PPA for all output (~900 GWh/year) Planned commercial operation in 2013 Near existing transmission lines 70 miles southwest of Phoenix Thermal storage capability with summer on-peak capacity factor over 90% To be built, owned and operated by Abengoa Solar Solana will generate enough clean, renewable electricity to meet the needs of about 70,000 Arizona homes.

Proposed AZ Sun Program 100 MW of photovoltaic solar plants to be owned by APS Estimated $500 million capital investment To be placed into service in 2011 through 2014 Size and timing to be determined through responses to requests for proposal to be issued Rate recovery through Renewable Energy Surcharge adjustor ACC consideration expected in March 2010 APS plans to add 100 megawatts of owned solar photovoltaic generation by the end of 2014.

Remote switching Substation on-line monitoring Capacitor controls Distribution sensors Solar water heaters Small-scale wind turbines APS-owned rooftop solar AMI Community Power Project - Flagstaff, Arizona 200 to 300 rooftop solar photovoltaic systems on single feeder 1.5 to 2 MW of distributed generation 4 weather stations in connected substations APS' innovative pilot project encourages distributed renewable resources, integrated with smart grid technology.

A Well-Balanced Generation Portfolio

Fuel / Plant	Location	Units	Dispatch	Commercial Ops. Date	Operator	Ownership / Interest [1]	Net Capacity (MW)
Nuclear							
Palo Verde	Wintersburg, AZ	1,2,3	Base	1986 - 1989	APS	29.1	1,146
Total Nuclear							*1,146*
Coal							
Cholla	Joseph City, AZ	1,2,3	Base	1962 - 1980	APS	100	647
Four Corners	Farmington, NM	1,2,3	Base	1963 - 1964	APS	100	560
Four Corners	Farmington, NM	4,5	Base	1969 - 1970	APS	15	225
Navajo	Page, AZ	1,2,3	Base	1974 - 1976	SRP	14	315
Total Coal							*1,747*
Gas/Oil - Combined Cycle							
Redhawk	Arlington, AZ	1,2	Intermediate	2002	APS	100	984
West Phoenix	Phoenix, AZ	1,2,3,4,5	Intermediate	1976 - 2003	APS	100	887
Total Gas/Oil - Combined Cycle							*1,871*
Gas/Oil - Steam Turbines							
Ocotillo	Tempe, AZ	1,2	Peaking	1960	APS	100	220
Saguaro	Red Rock, AZ	1,2	Peaking	1954 - 1955	APS	100	210
Total Gas/Oil - Steam Turbines							*430*
Gas/Oil - Combustion Turbines							
Sundance	Casa Grande, AZ	10	Peaking	2002	APS	100	420
Yucca	Yuma, AZ	6	Peaking	1971 - 2008	APS	100	243
Saguaro	Red Rock, AZ	1,2,3	Peaking	1972 - 2002	APS	100	189
West Phoenix	Phoenix, AZ	1,2	Peaking	1972 - 1973	APS	100	110
Ocotillo	Tempe, AZ	1,2	Peaking	1972 - 1973	APS	100	110
Douglas	Douglas, AZ	1	Peaking	1972	APS	100	16
Total Gas/Oil - Combustion Turbines							*1,088*
Solar							
Solar - CSP Trough	Red Rock, AZ	--	Variable	2005	APS	100	1.0
Solar - PV	Prescott, AZ	--	Variable	2002 - 2006	APS	100	3.0
Solar - PV	STAR Center	--	Variable	1999 - 2004	APS	100	0.3
Solar - PV	Various	--	Variable	1996 - 2005	APS	100	1.5
Total Solar							*5.8*
Total Generation Capacity							**6,288**

Note: As of December 31, 2009

[1] *Includes leased generating plants.*

44

Renewable Contracts Provide Bridge COD/ Fuel / Contract Location Developer/ Operator Status * PPA Signed Expected COD Term (years) Capacity (MW) Solar Solana (CSP Trough) Gila Bend, AZ Abengoa AD Feb-2008 2013 30 280 Total Solar 280 Wind Aragonne Mesa Santa Rosa, NM Bluearc Mgmt. Group IO Dec-2005 Dec-2006 20 90 High Lonesome Mountainair, NM Edison Mission Energy IO Feb-2008 Jul-2009 30 100 Total Wind 190 Geothermal CE Turbo - Salton Sea Imperial County, CA CalEnergy IO Jan-2006 Jan-2006 23 10 Total Geothermal 10 Biomass Snowflake Snowflake, AZ Renegy Holdings IO Jun-2008 Apr-2008 15 15 Total Biomass 15 Biogas Glendale Landfill Project Glendale, AZ Glendale Energy LLC UC Jul-2008 Dec-2009 20 3 Total Biogas 3 Total Renewable Contracted Capacity 498 Note: As of December 31, 2009. * Advanced Development (AD), Under Construction (UC), or In Operation (IO).

Recognized as One of America's Greenest Companies Newsweek ranked Pinnacle West 13th best among U.S. utilities.

Highest Rating (AAA) and Ranked #2 Electric Utility Environmental, Sustainability and Technology Leadership Dow Jones Sustainability Index Global 100 Most Sustainable Corporations in World Social Responsibility Index "Best in Class" Distinction Social Responsibility Reporting Highest Overall Score of U.S. Utilities EPA Climate Protection Award Top 10 Utility Solar Ranking Top 10 in U.S. in Technology Innovation and #1 Utility Edison Electric Institute's 2008 Top Industry Award (Technical Innovation) We have been recognized internationally for our achievements.

"APS' new system for monitoring transformer performance (TOAN) is a remarkable achievement and could potentially benefit electric utilities everywhere.... This system represents a significant step forward in managing and monitoring the electric grid." Thomas Kuhn Edison Electric Institute President June 2008 27 U.S. patents issued since 1997 State-of-the-art solar technology advancements Underground piping system inspections & maintenance Nuclear safety & maintenance Additional patents pending in U.S. and abroad Remote transformer monitoring (TOAN) Solar technology advancements Other innovative projects Coal conversion to Substitute Natural Gas CO2 emission capture using algae We're not just an energy company, we embrace technological innovation in our industry. Recipient of 2008 EEI Award Employee Innovation Supports Customer Reliability